--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (IN LIQUIDATION)
--------------------------------------------------------------------------------


ASSETS
Cash ...............................................         $1,429,768
                                                             ----------

LIABILITIES
Investment advisory fee payable (Note 2) ...........            426,508
Administration fee payable (Note 2) ................            106,627
Other accrued expenses .............................            380,691
                                                             ----------
                                                                913,826
                                                             ----------
NET ASSETS .........................................         $  515,942
                                                             ==========

Net assets were comprised of:
  Paid-in capital in excess of par .................         $  515,942
                                                             ==========

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED JUNE 30, 2001 (IN LIQUIDATION)
--------------------------------------------------------------------------------


NET INVESTMENT INCOME
Income
  Interest (net of discount/premium
    accretion/amortization of $32,162,136
    and interest expense of $8,322,267) ..............    $  87,900,078
                                                          -------------
Operating expenses
  Investment advisory ................................        5,458,604
  Administration .....................................        1,364,651
  Legal ..............................................          473,500
  Custodian ..........................................          261,500
  Reports to shareholders ............................          124,500
  Registration .......................................          117,000
  Independent accountants ............................          107,000
  Transfer agent .....................................           99,500
  Directors ..........................................           77,000
  Miscellaneous ......................................          277,471
                                                          -------------
  Total operating expenses ...........................        8,360,726
                                                          -------------
Net investment income before excise tax ..............       79,539,352
  Excise tax .........................................          924,507
                                                          -------------
Net investment income ................................       78,614,845
                                                          -------------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain (loss) on:
  Investments ........................................        9,171,504
  Futures ............................................       11,530,451
  Swaps ..............................................          580,980
  Short sales ........................................       (4,165,666)
                                                          -------------
                                                             17,117,269
                                                          -------------
Net change in unrealized appreciation
  (depreciation) on:
  Short sales ........................................        7,281,736
  Options written ....................................        2,911,322
  Futures ............................................         (177,524)
  Investments ........................................       (1,929,244)
  Swaps ..............................................       (3,508,229)
                                                          -------------
                                                              4,578,061
                                                          -------------
Net gain on investments ..............................       21,695,330
                                                          -------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS ..........................    $ 100,310,175
                                                          =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENT OF CASH FLOWS
YEAR ENDED JUNE 30, 2001 (IN LIQUIDATION)
--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN
  NET ASSETS RESULTING FROM OPERATIONS
  TO NET CASH FLOWS PROVIDED BY
  OPERATING ACTIVITIES
Net increase in net assets resulting from
  operations .............................................      $   100,310,175
                                                                ---------------
Decrease in investments ..................................        1,483,456,646
Decrease in deposits with brokers for
  investments sold short .................................          209,740,000
Decrease in receivable for investments sold ..............           65,811,529
Decrease in interest receivable ..........................           13,373,781
Decrease in other assets .................................               60,734
Decrease in unrealized appreciation on
  credit default rate swap ...............................                8,059
Decrease in due to broker-variation margin ...............              (23,447)
Decrease in accrued expenses .............................              (96,174)
Decrease in interest rate caps ...........................           (3,658,066)
Decrease in unrealized depreciation ......................           (4,578,061)
Net realized gain ........................................          (17,117,269)
Decrease in payable for investments purchased ............          (41,736,667)
Decrease in payable for investments sold short ...........         (204,942,205)
                                                                ---------------
  Total adjustments ......................................        1,500,298,860
                                                                ---------------
Net cash flows provided by operating activities ..........      $ 1,600,609,035
                                                                ===============

DECREASE IN CASH
Net cash flows provided by operating activities ..........      $ 1,600,609,035
                                                                ---------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ..............         (175,789,892)
  Cash dividends and distributions paid ..................       (1,427,206,866)
                                                                ---------------
Net cash flows used for financing activities .............       (1,602,996,758)
                                                                ---------------
  Net decrease in cash ...................................           (2,387,723)
  Cash at beginning of year ..............................            3,817,491
                                                                ---------------
  Cash at end of year ....................................      $     1,429,768
                                                                ===============

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
STATEMENTS OF CHANGES
IN NET ASSETS (IN LIQUIDATION)
--------------------------------------------------------------------------------

                                                    YEAR ENDED JUNE 30,
                                                    -------------------
                                                2001                  2000
                                                ----                  ----

INCREASE (DECREASE) IN
   NET ASSETS
Operations:
  Net investment income ..............     $    78,614,845      $    41,306,740
  Net realized gain (loss) ...........          17,117,269          (19,552,634)
  Net change in unrealized
    appreciation (depreciation) ......           4,578,061           21,022,477
                                           ---------------      ---------------
  Net increase in net assets
    resulting from operations ........         100,310,175           42,776,583


Dividends and Distributions:
    Dividends from net
      investment income ..............         (87,004,388)         (48,496,182)
    Distributions from
      capital gains ..................         (10,520,775)                  --
    Distributions from capital .......      (1,329,681,703)                  --
                                           ---------------      ---------------
    Total dividends and
      distributions ..................      (1,427,206,866)         (48,496,182)
                                           ---------------      ---------------
Total decrease .......................      (1,326,896,691)          (5,719,599)

NET ASSETS
Beginning of year ....................       1,327,412,633        1,333,132,232
                                           ---------------      ---------------
End of year (including
  undistributed net investment
  income of $0 and
  $96,988,672, respectively) .........     $       515,942      $ 1,327,412,633
                                           ===============      ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (IN LIQUIDATION)
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED JUNE 30,
                                                 ---------------------------------------------------------------------------------
                                                     2001*             2000             1999             1998             1997
                                                 -------------    -------------    -------------    -------------    -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ...........   $        9.35    $        9.39    $        9.51    $        9.10    $        8.68
                                                 -------------    -------------    -------------    -------------    -------------
Net investment income (net of interest
  expense of $0.06, $0.22, $0.14, $0.21,
  and $0.25, respectively) ...................             .55              .29              .54              .56              .62
Net realized and unrealized gain (loss) ......             .15              .01             (.26)             .25              .20
                                                 -------------    -------------    -------------    -------------    -------------
Net increase from investment operations ......             .70              .30              .28              .81              .82
                                                 -------------    -------------    -------------    -------------    -------------
Dividends and distributions:
Dividends from net investment income .........            (.61)            (.34)            (.40)            (.40)            (.40)
Distributions from capital gains .............            (.08)              --               --               --               --
Distributions from capital ...................           (9.36)              --               --               --               --
                                                 -------------    -------------    -------------    -------------    -------------
Total dividends and distributions ............          (10.05)            (.34)            (.40)            (.40)            (.40)
                                                 -------------    -------------    -------------    -------------    -------------
Net asset value, end of year .................              --    $        9.35    $        9.39    $        9.51    $        9.10
                                                 =============    =============    =============    =============    =============
Market value, end of year ....................              --    $        9.13    $        9.00    $        8.81    $        8.13
                                                 =============    =============    =============    =============    =============
TOTAL INVESTMENT RETURN+ .....................           10.20%            5.31%            6.72%           13.59%           12.07%
                                                 =============    =============    =============    =============    =============

RATIOS TO AVERAGE NET ASSETS:
Operating expenses ...........................            0.61%            0.63%            0.60%            0.59%            0.63%
Operating expenses and interest expense ......            1.22%            2.95%            2.06%            2.80%            3.47%
Operating expenses, interest expense
  and excise taxes ...........................            1.29%            3.17%            2.26%            2.95%            3.53%
Net investment income ........................            5.74%            3.13%            5.58%            5.96%            7.04%

SUPPLEMENTAL DATA:
Average net assets (000) .....................   $   1,368,413    $   1,319,473    $   1,356,648    $   1,327,288    $   1,261,766
Portfolio turnover ...........................             236%              74%             133%             307%             110%
Net assets, end of year (000) ................   $         516    $   1,327,413    $   1,333,132    $   1,351,160    $   1,292,884
Reverse repurchase agreements outstanding,
  end of year (000) ..........................              --    $     175,790    $     482,594    $      88,476    $     595,783
ASSET COVERAGE++ .............................              --    $       8,551    $       3,762    $      16,271    $       3,170

-------------
  * On June 29, 2001 substatially all of the Trust's assets were distributed to shareholders and all outstanding shares were redeemed.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
 ++ Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 2001 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
(IN LIQUIDATION)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES The BlackRock 2001 Term Trust Inc. (the "Trust"), a Maryland corporation, was a diversified, closed-end management investment company. The primary investment objective of the Trust was to manage a portfolio of investment grade fixed income securities that would return $10 per share (the initial offering price) to investors on or shortly before June 30, 2001. On June 29, 2001, a liquidating distribution of $10.00 per share was made whereby substantially all of the Trust's assets were distributed to shareholders and all outstanding shares were redeemed. The remaining assets will be used to pay expenses incurred, but not yet paid. Any assets remaining subsequent to the payment of those expenses will be distributed to the Trust's former shareholders.

     On October 17, 1997, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BLK Subsidiary, Inc. On October 5, 2000 the Trust sold 25% of its shares in BLK Subsidiary, Inc. to a third party. On November 3, 2000 the BLK Subsidiary, Inc. was liquidated and paid a final liquidating distribution to its shareholders.

     The following is a summary of significant accounting policies that were followed by the Trust:

SECURITIES VALUATION: The Trust valued mortgage-backed, asset-backed and other debt securities, swaps, caps, floors and non-exchange traded options on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services used certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options were valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options were valued at the average of the quoted bid and asked prices as of the close of business. A futures contract was valued at the last sale price as of the close of the commodities exchange on which it traded. Short-term investments were valued at amortized cost. Any securities or other assets for which such current market quotations were not readily available were valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian took possession of the underlying collateral securities, the value of which at least equaled the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeded one business day, the value of the collateral was marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaulted and the value of the collateral declined or if bankruptcy proceedings were commenced with respect to the seller of the security, realization of the collateral by the Trust would have been delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sold or purchased an option, an amount equal to the premium received or paid by the Trust was recorded as a liability or an asset and was subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expired unexercised were treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, was also treated as a realized gain or loss. If an option was exercised, the premium paid or received was added to the proceeds from the sale or cost of the purchase in determining whether the Trust had realized a gain or a loss on investment transactions. The Trust, as writer of an option, had no control over whether the underlying securities would have been sold (called) or purchased (put) and as a result bore the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, helped in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option selling and purchasing was used by the Trust to effectively "hedge" positions, or collections of positions, so that changes in interest rates did not change the duration of the portfolio unexpectedly. In general, the Trust used options to hedge a long or short position or an overall portfolio that was longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options could be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options could be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust could also sell (or write) covered call options and put options to hedge portfolio positions.

     The main risk that is associated with purchasing options was that the option expired without being exercised. In this case, the option expired worthless and the premium paid for the option was considered the loss. The risk associated with writing call options was that the Trust may have foregone the opportunity for a profit if the market value of the underlying position increased and the option was exercised. The risk in writing put options was that the Trust may have incurred a loss if the market value of the underlying position decreased and the option was exercised. In addition, as with futures contracts, the Trust risked not being able to enter into a closing transaction for the written option as the result of an illiquid market.

SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and received a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may have paid a fixed rate and received a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may have declined (or amortized) over time.

     Credit default swaps involved the receipt or payment of fixed amounts at a specified rate times the notional amount in exchange for the payment or receipt of an amount only upon a credit event of the underlying security.

     During the term of the swap, changes in the value of the swap were recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap was terminated, the Trust recorded a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

     The Trust was exposed to credit loss in the event of non-performance by the other party to the swap. However the Trust did not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option was granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options were recorded as liabilities or assets and were subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expired unexercised were treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, was also treated as a realized gain or loss. When an option was exercised, the premium paid or received was added to the proceeds from the sale or cost of the purchase in determining whether the Trust had realized a gain or loss on investment transactions.

     The main risk that was associated with purchasing swap options was that the swap option expired without being exercised. In this case, the swap option expired worthless and the premium paid for the swap option was considered the loss. The main risk that was associated with the writing of a swap option was the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options were used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract was closed, the Trust recorded a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts basis in the contract.

     Financial futures contracts, when used by the Trust, helped in maintaining a targeted duration. Futures contracts could be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust could effectively hedged more volatile positions so that changes in interest rates did not change the duration of the portfolio unexpectedly.

     The Trust invested in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intended to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not have achieved the anticipated benefits of the financial futures contracts and may have realized a loss. The use of futures transactions involved the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust was also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures were used to shorten or lengthen a portfolio's duration, there was a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may have lost the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust could make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust made a short sale, it could have borrowed the security sold short and delivered it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust had to pay a fee to borrow the particular securities and may have been obligated to pay over any premiums received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, was recognized upon the termination of a short sale when the market price was greater or less than the proceeds originally received.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party would pay the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps were intended to both manage the duration of the Trusts portfolio and its exposure to changes in short term rates. Owning interest rate caps would reduce the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involved protection from rising short term rates, which the Trust experienced primarily in the form of leverage.

     The Trust was exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust did not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust were recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability was subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate were recognized as unrealized gains and losses.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Security transactions were recorded on the trade date. Realized and unrealized gains and losses were calculated on the identified cost basis. Interest income was recorded on the accrual basis and the Trust amortized premium and accreted discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust retained a portion of its taxable income and paid an excise tax on the undistributed amount.

DIVIDENDS AND DISTRIBUTIONS: The Trust declared and paid dividends and distributions monthly, first from net investment income, then from net realized short-term capital gains and from capital in liquidation. Dividends and distributions were recorded on the ex-dividend date.

     Income distributions and capital gain distributions were determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $924,507 due to certain expenses not being deductible for tax purposes. Undistributed net investment income was decreased by $89,523,636 and accumulated net realized gain was increased by $89,523,636 due to differences between financial reporting and tax accounting.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2. AGREEMENTS The Trust had an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The

Trust  had  an  Administration   Agreement  with  Brinson  Advisors,  Inc.  (the
"Administrator") (formerly known as Mitchell Hutchins Asset Management), a wholly-owned indirect subsidiary of UBS AG.

     The investment advisory fee paid to the Advisor was computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The Investment Advisory Agreement terminated on June 29, 2001 in conjunction with the liquidation of the Trust. The administration fee paid to the Administrator was also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets. The Administration Agreement terminated on June 29, 2001 in conjunction with the liquidation of the Trust.

     Pursuant to the agreements, the Advisor provided continuous supervision of the investment portfolio and paid the compensation of officers of the Trust who were affiliated persons of the Advisor. The Administrator paid occupancy and certain clerical and accounting costs of the Trust. The Trust bore all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended June 30, 2001 aggregated $2,057,496,854 and $3,200,780,723, respectively.

     The Trust may have from time to time purchased in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates such as PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. had interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Securities, Inc.

NOTE 4. BORROWINGS REVERSE REPURCHASE AGREEMENTS: The Trust entered into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding was based upon competitive market rates at the time of issuance. At the time the Trust entered into a reverse repurchase agreement, it established and maintained a segregated account with the lender, the value of which at least equaled the principal amount of the reverse repurchase transactions including accrued interest.

     The average daily balance of reverse repurchase agreements outstanding during the year ended June 30, 2001, was approximately $88,745,000 at a weighted average interest rate of approximately 6.60%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year, was $322,684,750 as of December 31, 2000 which was 17.93% of total assets.

NOTE 5. CAPITAL There were 200 million shares of $.01 par value common stock authorized. Prior to the liquidation of the Trust on June 29, 2001, there were 142,010,583 common shares outstanding, of which the Advisor owned 10,583 shares.

--------------------------------------------------------------------------------
               THE BLACKROCK 2001 TERM TRUST INC. (IN LIQUIDATION)
                           INDEPENDENT AUDITORS REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock 2001 Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock 2001 Term Trust Inc. (In Liquidation), (the "Trust"), as of June 30, 2001 and the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for the two years then ended, and financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights for the respective stated periods present fairly, in all material respects, the financial position of The BlackRock 2001 Term Trust Inc. (In Liquidation), (the "Trust"), at June 30, 2001, and the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the years presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
August 7, 2001

--------------------------------------------------------------------------------
               THE BLACKROCK 2001 TERM TRUST INC. (IN LIQUIDATION)
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

ANNUAL MEETING OF TRUST SHAREHOLDERS.

     The Annual Meeting of Trust Shareholders was held on May 24, 2001 to vote on the following matter:

     To elect three Directors as follows:

          DIRECTOR:                      CLASS      TERM      EXPIRING
          ---------                      -----     -------    --------
          Frank J. Fabozzi ............    II      3 years      2004
          Walter F. Mondale ...........    II      3 years      2004
          Ralph L. Schlosstein ........    II      3 years      2004

          Directors whose term of office continues beyond this meeting are Andrew F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink and James Clayburn La Force, Jr.

     Shareholders elected the three Directors. The results of the voting were as follows:

                                        VOTES FOR      VOTES AGAINST      ABSTENTIONS
                                       -----------     -------------      -----------
     Frank J. Fabozzi ...........      120,139,354          --             1,173,685
     Walter F. Mondale ..........      119,781,143          --             1,531,896
     Ralph L. Schlosstein .......      120,114,576          --             1,198,463

---------
BLACKROCK
---------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Scott Amero, VICE PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISORS
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Brinson Advisors, Inc.
51 West 52nd Street
New York, NY 10019

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT ACCOUNTANTS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

Statements and other information contained in this report are as dated and are subsequent to change.

                       THE BLACKROCK 2001 TERM TRUST INC.
                           c/o Brinson Advisors, Inc.
                               51 West 52nd Street
                               New York, NY 10019
                                 (800) 227-7BFM

[GRAPHIC OMITTED] Printed on recycled paper                          092477-10-8

THE BLACKROCK
2001 TERM TRUST INC.
(IN LIQUIDATION)
--------------------
ANNUAL REPORT
JUNE 30, 2001


[GRAPHIC OMITTED](sm) BLACKROCK